UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 10, 2013

INTRALINKS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(212) 543-7700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 10, 2013, Intralinks Holdings, Inc. (the “Company”) announced that it has received written notification from the U.S. Securities and Exchange Commission (the “Commission”) that the Commission's investigation into the Company, as previously disclosed, has been terminated and that no enforcement action has been recommended against the Company. The investigation commenced on August 4, 2011 upon the Commission's request for certain documents related to the Company's business from January 1, 2011 through August 4, 2011.

On July 10, 2013, the Company issued a press release concerning the matters disclosed herein, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:
	99.1*	Press Release issued by Intralinks Holdings, Inc. on July 10, 2013.
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* The Exhibit attached hereto under this Item 9.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 10, 2013

INTRALINKS HOLDINGS, INC.

By:	/s/ Scott N. Semel
Scott N. Semel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by Intralinks Holdings, Inc. on July 10, 2013.